UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

HV BANCORP, INC.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	001-37981	46-4351868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 South Easton Road, Suite 304 Doylestown, PA		18901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (267) 280-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HVBC	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2021, the stockholders of HV Bancorp, Inc. (the “Company”) approved the Company’s 2021 Equity Incentive Plan (the “2021 Equity Plan”), which provides for the grant of stock-based awards to officers, employees and directors of the Company and Huntingdon Valley Bank (the “Bank”). A description of the material terms of the Plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 15, 2021. A copy of the Plan is being filed as Exhibit 10.1.

On June 15, 2022, the Company made restricted stock and incentive stock option awards pursuant to the 2021 Equity Plan to certain executive officers of the Company and the Bank, consisting of: Travis J. Thompson, Chief Executive Officer, Robert J. Marino, Vice Chair and President, Hugh W. Connelly, Executive Vice President and Chief Lending Officer and Derek P.B. Warden, Executive Vice President and Chief Credit Officer. The number of awards made to the executive officers are as follows:

Restricted Stock Awards
Name and Position	Number of Awards
Travis J. Thompson, Chief Executive Officer	20,000
Robert J. Marino, Vice Chair and President	25,000
Hugh W. Connelly, Executive Vice President and Chief Lending Officer	25,000
Derek P.B. Warden, Executive Vice President and Chief Credit Officer	5,000

Incentive Stock Options Awards
Name and Position	Number of Awards
Derek P.B. Warden, Executive Vice President and Chief Credit Officer	10,000

Shares of restricted stock vest over 7 years at a rate of 16% on year 1 and 14% per year for each of the following 6 years and shares of stock options awards vest over 5 years at a rate of 20% per year.

The incentive stock options vest over 5 years at a rate of 20% per year beginning on the first anniversary of the date of grant.

Each restricted stock and stock option award granted under the Plan is evidenced by an award agreement between each award recipient and the Company.  Attached hereto as Exhibits 10.2 through 10.3, respectively, are the forms of Restricted Stock Award Agreement and Incentive Stock Option Award Agreement.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.
10.1

HV Bancorp, Inc. 2021 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 15, 2021 (file no. 001-37981))

	10.2*	Form of Restricted Stock Award Agreement
	10.3*	Form of Incentive Stock Option Award Agreement
	104	Cover Page Interactive Date File (embedded within the Inline XBRL document)
*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HV Bancorp, Inc.

Date: June 21, 2022	By:	/s/ Travis J. Thompson
Travis J. Thompson
Chief Executive Officer (Duly Authorized Officer)